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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2003

INTERNATIONAL BUSINESS MACHINES CORPORATION
(Exact name of registrant as specified in its charter)

New York (State of Incorporation)
1-2360 (Commission File Number)	13-0871985 (IRS Employer Identification No.)

Armonk, New York (Address of principal executive offices)	10504 (Zip Code)

Registrant's telephone number, including area code: 914-499-1900

Item 7.    Financial Statements and Exhibits.

        This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-102603 on Form S-3, effective February 4, 2003, the documents included as Exhibits 1 and 2 hereto, relating to the issuance by IBM of up to $20,000,000,000 aggregate principal amount of Medium-Term Notes.

        The following exhibits are hereby filed with this report:

Exhibit Number	Description
(1)	Agency Agreement dated August 21, 2003 between IBM and ABN AMRO Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., BNP Paribas Securities Corp., BNY Capital Markets, Inc., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J. P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Securities LLC.
(2)	Form of Master Note.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BUSINESS MACHINES CORPORATION (Registrant)
By:	/s/ ANDREW BONZANI Name: Andrew Bonzani Title: Assistant Secretary

Dated: August 21, 2003

Exhibit Index

Exhibit Number	Description
(1)	Agency Agreement dated August 21, 2003 between IBM and ABN AMRO Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., BNP Paribas Securities Corp., BNY Capital Markets, Inc., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J. P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Securities LLC.
(2)	Form of Master Note.

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SIGNATURES
Exhibit Index